EXHIBIT 10.7

                     INTERMARK TRADE CENTRE LEASE AGREEMENT

PARTIES:
Article 1
            This lease, made and entered on this 1st day of August, 1995 between
            SHUSHO   INVESTMENT,   INC.   hereinafter  called  the  LESSOR,  and
            PHARMASYSTEMS, INC. called the LESSEE.

PREMISES:
Article 2
            The LESSOR, in consideration of the covenants, conditions, agreements and stipulations of LESSEE hereinafter expressed, does hereby demise and lease to the LESSEE, and the LESSEE does take and hire from the LESSOR the following premises, situated in Intermark Trade Centre, in the County of Dade and State of Florida known and described in Exhibit A.

TERM & USE:
Article 3
            To have and to hold the same for a term commencing on the "Commencement Date" and ending on the "Expiration Date" such premises to be used by the LESSEE for office, sales, warehouse and services purposes and for the doing of all things necessary and incident to the LESSEE's business.

RENT:
Article 4
            In consideration of the demise and leasing of the premises aforesaid by LESSOR, the LESSEE covenants and agrees to pay to the LESSOR at the address stated in the LEASE SUMMARY a fixed monthly rental as specified in the LEASE SUMMARY payable in advance of the first day of each month during the term of the lease.

            Beginning the second year of this Lease and every year thereafter, LESSEE will pay annual Cost-of-Living increases for each year based upon the Consumer Price Index - United States, Average for all Urban Consumers (1982-84 = 100) All Items, herein after called the "Consumer Price Index" published by the Bureau of Labor Statistics of the Department of Labor. The Index number indicated in the column of United States Average entitled "All Items" for the last full month prior to said year shall be the "Current Index Number" and the corresponding Index number for the "Base Index Month" stated in the LEASE SUMMARY shall be the "Base Index Number". The increased rental shall be determined by multiplying the "Annual Base Rental" as specified in the LEASE SUMMARY by a fraction, the numerator of which is the Current Index Number, and the denominator of which is to Base Index Number. Fixed Rental as so adjusted shall be due and payable to LESSOR in equal monthly installments commencing with the month after the month with respect to which such computation shall be made.

ADDITIONAL RENT:
Article 5   [INTENTIONALLY OMITTED]

TAXES:
Article 6   [INTENTIONALLY OMITTED]

LATE PAYMENT:
Article 7
            Any payment of fixed or additional rent not received by LESSOR within the first 5 days of the due date shall be charged a late penalty of ten percent (10%) of the amount due.

LESSEE MAINTENANCE:
Article 8
            LESSEE acknowledges that it has received the premises in good condition and takes the same "as is". The LESSEE, at its own expense; agrees to keep the interior portion of the Premises in good repair and maintenance at all times. This includes but is not limited to the interior portion of walls and electrical, mechanical, and plumbing systems from the point where it enters the building. LESSOR shall give notice to LESSEE of any repairs or maintenance required within the Premises all of which are the responsibility of the LESSEE, and if the LESSEE does not complete the same within a reasonable period of time, the LESSOR shall have the right, but not the obligation, to complete such repairs or maintenance, at the expense of the LESSEE. The air conditioning unit including condensing unit serving the Premises shall be maintained by LESSEE.

LESSOR MAINTENANCE:
Article 9
            The LESSOR hereby agrees to keep the entire exterior of the building of which the Premises are a part in good repair and maintenance, including all grounds, parking lots, windows, the roof, exterior walls, and the plumbing to the point where it enters the building, making repairs and maintenance in a prompt and reasonable fashion, and LESSEE shall pay LESSEE's proportionate share of said repairs and maintenance in accordance with Article 5 of this Lease unless the need for such repairs are caused by LESSEE, its agents or invitees, in which event the entire cost and expense of such repairs shall be paid by the LESSEE within thirty (30) days of statement date.

INSURANCE:
Article 10
            The LESSOR shall pay fire insurance for said premises. LESSEE shall pay to LESSOR any increase in the rate of fire insurance applicable to the premises resulting from risks that are not normally connected from and with the operations contemplated by Article 3, of this Lease. LESSEE shall provide for its own public liability insurance and insurance for its personal property on said premises. LESSEE shall carry public liability insurance, in amounts with companies and on forms acceptable to LESSOR, naming both LESSOR and LESSEE as parties insured thereby, insuring the parties against any such claim. LESSEE shall carry rent insurance as well as business insurance. All such policies of insurance shall provide for not less than thirty (30) days notice to LESSOR as a condition precedent to cancellation. Such policy shall be delivered to LESSOR. LESSEE shall provide LESSOR with evidence of payment of renewal premiums or replacement of policy and payment of premiums not later than ten
            (10) days prior to the expiration of any such policy.

ALTERATIONS:
Article 11
            The LESSEE covenants and agrees that it will make no structural change or any alteration without the LESSOR's consent, which shall not be reasonably withheld, and without first furnishing the LESSOR five (5) days advance written notice outlining the proposed changes or alterations; that it will not in any manner deface or injure said demised premises or any part thereof; and that LESSEE will return said premises peaceably and promptly to the LESSOR at the end of the term of the lease, or at any previous termination thereof, in as good condition as the same are now in, loss by fire or other hazard and by ordinary wear and tear excepted.

            All persons are hereby placed on notice that LESSEE does not have the power to contract for any services, repairs or alterations which can result in the filing of a lien against LESSOR's or Owner's interest is the property. LESSEE agrees to secure the removal of any such lien within thirty (30) days of filing. LESSOR may cause a short-form of this Lease to be recorded in order to set forth this provision in the public records.

FIXTURES & PERSONAL PROPERTY:
Article 12
            Any trade fixtures, equipment and other property installed in or attached to the premises by or at the expense of the LESSEE shall remain the property of the LESSEE and the LESSOR agrees that the LESSEE shall have the right at any time from time to time to remove any and all of its trade fixtures, equipment and other property which it may have stored upon or affixed to the demised premises; provided, however, that in the event of such removal LESSEE shall restore the premises to substantially the same condition in which the premises were at the time LESSEE took possession, loss by fire or other hazard and by ordinary wear and tear excepted.

            All personal property placed or moved in the premises shall be at the risk of the LESSEE or the Owner thereof, and LESSOR shall not be liable to LESSEE for damage to said personal property; or the LESSEE, arising from the bursting or leaking of water pipes, roof leakage, flood or other casualty or from any act of negligence of LESSOR or any co-LESSEE or occupants of the building or of any other person whomsoever.

            In the event LESSEE fails to remove its removable fixtures and equipment upon expiration of this Lease or within a reasonable time after termination due to fire, casualty or taking, then at LESSOR's option, it may do so and charge the same to LESSEE, or in the alternative deem the fixtures abandoned. Any such trade fixtures, equipment and other property not removed shall be the property of LESSOR.

RIGHT OF ENTRY:
Article 13
            LESSOR, or any of its agents, shall have the right to enter said premises during all reasonable hours to examine the same or to make such repairs, additions or alterations as may be deemed necessary for the safety, comfort, or preservation thereof, or of said building, or to exhibit said premises at any time within ninety (90) days before the expiration of this lease. Said right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions which do not conform to this agreement.

UTILITIES & SERVICES:
Article 14
            LESSEE hereby agrees to pay any and all charges made by any public utility company for services furnished to LESSEE on the premises during the term of this Lease including, but not limited to, all costs for electricity, water, sewer, air conditioning, and heat. LESSEE agrees to furnish janitorial services for the premise's interior.

ASSIGNING & SUBLETTING:
Article 15
            LESSEE shall not, without LESSOR's prior written consent, (a) assign, convey or mortgage this Lease or any interest under it; (b) allow any transfer thereof or any lien upon LESSOR's interest by operation of law; (c) sublet the Leased Premises or any part thereof. LESSOR agrees that it will not unreasonably withhold its consent to any assignment or sublease, provided that if LESSEE requests LESSOR's consent to any assignment of the Lease or to a sublease of all or a substantial portion of the Leased Premises, LESSOR may, in lieu of granting such consent or reasonably withholding the same, terminate this Lease, effective on the effective date of said assignment or on the commencement date specified in the sublease, as the case may be to which LESSOR's consent is requested. No permitted assignment or subletting shall relieve LESSEE of LESSEE's covenants and agreements hereunder and

            LESSEE shall continue to be liable as a principal and not as a guarantor or surety, to the same extent as though no assignment or subletting has been made.

FIRE:
Article 16
            The parties hereto mutually agree that if the demised premises are partially or totally destroyed or damaged by fire of other hazard, then LESSOR shall repair and restore the demised premises as soon as is reasonably practical to substantially the same condition in which the demised premises were before such damage. Provided, however, that in the event the demised premises are completely destroyed or so badly damaged as not be usable by the LESSEE for the purposes herein provided, then this Lease shall be terminable by either party hereto by serving written notice upon the other. The parties agree that any taking by public authority shall be treated as destruction or damage by fire for purpose of this Lease.

            The LESSOR and LESSEE each hereby releases the other from any and all liability or responsibility for any loss, injury, or damage to the premises, or its contents, caused by fire or any other casualty or accident during the term of this agreement, even if such fire, casualty or accident may have been caused by the negligence (but not the willful act) of the other party or one for whom such party may be responsible.

SURRENDER PREMISES:
Article 17
            LESSEE agrees to surrender to LESSOR, at the end of the term of this Lease or upon any cancellation of this Lease, said leased premises in as good condition as said premises were at the beginning of the term of this Lease, ordinary wear and tear, and damage by fire and windstorm or other acts of God, excepted. LESSEE agrees that if LESSEE does not surrender to LESSOR at the end of the term of this Lease, said leased premises, then LESSEE will pay to LESSOR all damages that LESSOR may suffer on account of LESSEE's failure to so surrender to LESSOR possession of said leased premises, and will indemnify and save LESSOR harmless from and against all claims made by succeeding LESSEE of said premises against LESSOR on account of delay of LESSOR in delivering possession of said premises to said succeeding LESSEE so far as such delay is occasioned by failure of LESSEE to so surrender said premises.

OBLIGATIONS OF SUCCESSORS:
Article 18
            The LESSOR and the LESSEE agree that all the provisions hereof are to be construed as covenants and agreements as though the words imparting such covenants and agreement were used in each separate paragraph hereof and that all the provisions hereof shall bind and inure to the benefit of the parties hereof, their respective heirs, legal representatives, successors and assigns.

ATTORNEY'S FEES:
Article 19
            LESSEE agrees to pay all cost and expenses of collection and reasonable Attorney's fees on any part of said rental that may be collected by an Attorney, suit, distress or foreclosure.

CAPTIONS:
Article 20
            The captions in the left-hand margin throughout this Lease are inserted as a matter of convenience only and in no way confine, limit, or describe the scope of intent of any Article of this Lease.

ABANDONMENT:
Article 21
            If during the term of the Lease LESSEE shall abandon, vacate, or remove from the premises the major portion of the goods, wares, equipment or furnishings usually kept in said premises, or shall cease doing business in said premises or shall suffer the rent to be in arrears, LESSOR may, at its option, cancel this Lease, in the manner in Article 30 thereof, or LESSOR may enter said premises as the agent of LESSEE, by force or otherwise, without being liable in any way therefore, and re-let the premises with or without any furniture that may be therein, as the agent of LESSEE, at such price and upon such terms and for such duration of time as LESSOR any determine and receive the rent therefore, applying the same to the payment of rent due by these presents, and if the full rental herein provided shall not be realized by LESSOR over and above the expenses to LESSOR of such reletting, LESSEE shall pay any deficiency.

BANKRUPTCY:
Article 22
            It is agreed between the parties hereto that: If LESSEE shall be adjudicated a bankrupt or an insolvent or take the benefit of any federal reorganization or composition proceeding or make a general assignment or take the benefit of any insolvency law, or if LESSEE's leasehold interest under this Lease shall be sold under any execution or process of law, or if a trustee in bankruptcy or a receiver be appointed or elected or had for LESSEE (whether under Federal or State Laws) or if said premises shall be abandoned or deserted, or if LESSEE shall fail to perform any of the covenants or conditions of this Lease or LESSEE's part to be performed, or if this Lease or the term thereof be transferred or passed to or evolved upon such persons, firm, officer or corporation other than LESSEE by death of the LESSEE, operation of law or otherwise, then and in any such events this Lease and the term of this Lease, at LESSOR's option, shall expire and end five days after LESSOR has given LESSEE written notice (in the manner hereinafter provided) of such act, condition or default and LESSEE hereby agrees immediately then to quit and surrender said premises to LESSOR, but this shall not impair or affect LESSOR's right to maintain summary proceedings for the recovery of the possession of the demised premises in all cases provided for by law. If the term of this Lease shall be so terminated, LESSOR may immediately or at any time thereafter re-enter or repossess the premises and remove all persons and property therefrom without being liable for trespass or damages.

SECURITY DEPOSIT:
Article 23
            The LESSEE, concurrently with the execution of this Lease, has deposited with the LESSOR the sum of as specified in the LEASE SUMMARY the receipt of which is hereby acknowledged, which sum shall be retained by the LESSOR as security deposit for the payment by the LESSEE of the rent herein agreed to be paid and for the faithful performance of the covenants of this Lease. If at any time the LESSEE shall be in default of any of the provisions of this Lease, the LESSOR shall have the right to use said deposit, or so much thereof as may be necessary in payment of any rent in default as aforesaid and/or in payment of any expense incurred by the LESSOR in and about the curing of any default by said LESSEE, and/or in payment of any damages incurred by the LESSOR by reason of such default of the LESSEE, or at LESSOR's option, the same may be retained by the LESSOR in liquidation of part of the damages suffered by the LESSOR by reason of the default of the LESSEE. Should said security deposit or any portion thereof be applied by LESSOR to curing any default by LESSEE, LESSEE shall pay LESSOR on demand the amount so applied which shall be added to the security deposit so that the same may be restored to its original amount. If LESSEE shall faithfully fulfill, keep, perform, and observe all of the covenants, conditions and agreements in this Lease set forth and contained on the part of the LESSEE to be fulfilled, kept performed and observed, the sum deposited or the part or portion thereof not previously applied shall be returned to the LESSEE without interest no later than thirty (30) days after the expiration of the term of this Lease or any renewal or extension thereof provided LESSEE has vacated the Leased Premises and surrendered possession thereof to the LESSOR at the expiration of said term or any extension or renewal thereof as provided herein.

REGULATIONS:
Article 24
            LESSEE shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State, County and City Governments, and of any and all their Departments and Bureaus, applicable to said premises for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said premises, during said term, and shall also promptly comply with an execute all rules, orders and regulations of Southeastern Underwriters Association for the prevention of fires, at LESSEE's own cost and expense. LESSEE shall abide by all rules and regulations adopted by LESSOR concerning the use and possession of the premises provided that all such rules and regulations adopted by LESSOR concerning the use and possession of the premises provided that all such rules and regulations shall be generally applicable to all tenants of INTERMARK TRADE CENTRE. Notwithstanding anything in this Lease to the contrary, LESSEE may not bring upon the premises any noxious, hazardous, or radioactive materials.

NOTICES:
Article 25
            Wherever in this Lease it shall be required or permitted that notice or demand be given or served by either party to this Lease to or on the other, such notice or demand shall be given or served and shall not be deemed to have been given or served unless in writing duly executed and forwarded by certified mail to the addresses as specified in the LEASE SUMMARY. Such addresses may be changed from time to time by either party be serving notices as above provided.

CONSENT TO MORTGAGE LEASE:
Article 26
            LESSEE's right shall be subject to any bona fide mortgage which now covers said premises or which may hereafter be placed on said premises by LESSOR, or underlying lease now or later selfoperative, and requires nothing further. Despite that fact, LESSEE agrees, upon request, to execute such instruments as the mortgagee or LESSOR may require in order to effectuate the intent expressed in this paragraph.

SIGNAGE:
Article 27
            LESSEE, may, at LESSEE's expense, have a letter type sign mounted on the front door. The lettering on the front door shall not exceed 50% of the door glass surface. All signage must be approved in advance by LESSOR. No signage may be installed except by a professional sign company approved by the LESSOR and the completed, installed signage must be approved by LESSOR. All signage must be in compliance with the rules, regulations and sign ordinances of Dade County, Florida.

INDEMNIFY LESSOR:
Article 28
            In consideration of said premises being leased to LESSEE for the above rental, LESSEE agrees: That LESSEE, at all times, will indemnify and keep harmless LESSOR from all losses, damage, liabilities, and expenses, which may rise or be claimed against LESSOR and be in favor of any person, firm or corporation, for the death of any person and for any injuries or damages to the person or property of any persons, firm or corporation, consequent upon or arising from the use or occupancy of said premises by LESSEE, or consequent upon or arising from any acts, omissions, neglect or fault of LESSEE (his agents, servants, employees, licensees, customer's or invitees), or consequent upon or arising from LESSEE's failure to comply with the aforesaid laws, statutes, ordinances, or regulations; that LESSOR shall not be liable to LESSEE for any damage, losses or injuries to the persons or property of LESSEE which may be caused by the acts, neglect, omission, or fault of any person, firm or corporation, and that LESSEE will indemnify and keep harmless LESSOR from all damages, liabilities, losses, injuries, or expenses which may arise or be claimed against LESSOR and be in favor of any person, firm, or corporation for the death of any person and for any injuries or damages to the person or property of any person, firm, or corporation where said death, injuries or damages arose on or about the premises.

            B.  LESSOR'S REMEDIES:

            LESSOR may without further notice re-enter the Premises either by force or otherwise and dispossess LESSEE by summary proceedings or otherwise, as well as the legal representative(s) of LESSEE and/or other occupant(s) of the Premises, and remove their effects and hold the Premises as if this Lease had not been made, and LESSEE thereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end; and/or All Fixed Rent and all Additional Rent for the balance of the Term will become immediately due there upon and be paid, together with all expenses of every nature which LESSOR may incur such as (by way of illustration and not limitation) those for attorney's fees, brokerage, advertising and putting the Premises in good order or preparing them for re-rental; and/or LESSOR may re-let the Premises or any part or parts thereof, either in the name of LESSOR or otherwise, for a term or terms which may at LESSOR's option be less than or exceed the period which would otherwise have constituted the balance of the term, and may grant concessions of free rent or charge a higher rental than that reserved in this Lease; and/or LESSEE or its legal representative(s) will also pay to LESSOR as liquidated damages any deficiency between the Fixed Rent and all Additional Rent hereby reserved and/or agreed to be paid and the net amount, if any, of the rents collected on account of the Lease or Leases of the Premises for each month of that period which would otherwise have constituted the balance of the Term.

            C.  OTHER LESSOR RIGHTS:

            The failure or refusal of LESSOR to re-let the Premises or any part or parts thereof will not release or affect LESSEE's liability for damages. In computing such liquidated damages there will be added to said deficiency all expenses referred to in Clause B above. Any such liquidated damages will be paid in monthly installments on the days specified in the Lease for payment of Fixed Rent and Additional Rent and any suit brought to collect the amount of the deficiency for any month will not prejudice in any way the rights of the LESSOR to collect the deficiency for any subsequent month by a similar proceeding. LESSOR, in putting the Premises in good order or preparing the same for re-rental may, at LESSOR's option, make such alterations, repairs, replacements and/or decorations in and to the Premises as LESSOR, in its sole judgment, may consider advisable or necessary, without releasing LESSEE from liability hereunder aforesaid. LESSOR will in no event be liable in any way whatsoever for failure to re-let the Premises, or, if the Premises are re-let, for failure to collect the rent under such re-letting, and in no event will LESSEE be entitled to receive the excess, if any of such net rents collected over the sums payable by LESSEE to LESSOR hereunder. LESSEE hereby expressly waives any and all rights of redemption granted by or under any present or future laws. Notwithstanding any contrary provision of this Lease, in an event of any breach or default of LESSEE, LESSOR , at its election (and without waiving any other rights and remedies available to it) may bring a legal or equitable action or proceeding against LESSEE to enforce compliance with the monetary and/or monetary provisions hereof.

DEFAULT:
Article 29
            A. EVENTS OF DEFAULT: If LESSEE vacates or abandons the Premises prior to the expiration of the term, in contravention of the terms and provisions of this Lease; or fails to fulfill any of the terms or conditions of this Lease; or if any execution or attachment is issued against LESSEE or any of LESSEE's property resulting in the Premises or any part thereof being taken or occupied by someone other than LESSEE; or if LESSEE or any of its successors or assigns or any guarantor of this Lease should file any voluntary petition in bankruptcy, reorganization or arrangement, or any assignment for the benefit of creditors or for similar relief under any present or future statute, law, or regulation relating to relief of debtors; or if LESSEE or any of its successors or assigns or any Guarantor should be adjudicated bankrupt or have an involuntary petition in bankruptcy filed against it; or if LESSEE shall permit, allow or suffer to exist any lien, judgment, writ, assessment, charge attachment or execution upon LESSOR's or LESSEE's interest in this Lease or the Premises, and/or fixtures, improvements, and furnishing located thereon; then, LESSEE shall be deemed to have committed an event of default.

            B. LESSEE'S GRACE PERIOD AND DEFAULT: If upon Lessor's serving a written ten (10) day notice upon LESSEE specifying the nature of such default and upon the expiration of said ten (10) days, if such default has not been cured or remedied or if such default is of a nature that it cannot be completely cured or completely remedied within said ten (10) day period and if steps have not been diligently commenced to cure or remedy it within such ten (10) day period and are not thereafter with reasonable diligence and in good faith continued to remedy or cure the default, then LESSEE shall be in default of this Lease and LESSOR shall have remedies all provided under this Lease and under then laws of the State of Florida.

            C. REPEATED LATE PAYMENT: Regardless of the number of LESSOR's prior acceptance of late payments and/or late charges, if LESSEE twice in any six (6) month period that Base Rent or any Additional Rent has not been paid when due any further late payment within such six (6) month period will constitute a default beyond any applicable grace period.

LESSOR'S REMEDIES FOR LESSEE'S BREACH AND/OR DEFAULT:
Article 30
            A. LESSOR'S OPTIONS: If LESSEE is in default of this Lease, the LESSOR may at its option, in addition to such other remedies as may be available under Florida law: terminate this Lease and LESSEE's right of possession; or terminate the LESSEE's right to possession but not the Lease; and proceed in accordance with any and all provisions of sub-paragraphs B and C below as LESSOR may elect and as permitted law.

SPECIAL CLAUSES:
Article 31
            1. ONE MONTH FREE RENT (JULY 1995), TO DO INSIDE  CONSTRUCTION  WORK
               ON UNIT #103.

            2. THE SALES TAX IS INCLUDED IN THESE MONTHLY RENT.

            3. PROVIDING  THAT LESSEE HAS FULFILLED ALL THE TERMS AND CONDITIONS
               OF THIS LEASE, THE TENANT SHALL HAVE THE OPTION TO RENEW OR EXTEND THIS LEASE FOR AN ADDITIONAL: SECOND YEAR 3% INCREASE AND THIRD YEAR WITH A 4% INCREASE.

SIGNED AND ACKNOWLEDGED IN THE PRESENCE OF:

AS TO LESSOR:                             LESSOR:

                                      By: /s/ Carlos a. Rosado
-----------------------------------       --------------------------------------
                                          Carlos A. Rosado
                                   Title: Administrator
-----------------------------------       --------------------------------------

AS TO LESSEE:                             LESSEE:

                                          PHARMASYSTEMS, INC.
                                      By: /s/ George Fernandez
-----------------------------------       --------------------------------------

                                     Title:
-----------------------------------       --------------------------------------